EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the fiscal year ending September 30, 2003 of Joule Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bernard G. Clarkin, Vice President, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ BERNARD G. CLARKIN
-----------------------------------
Bernard G. Clarkin,
Vice President, Chief Financial
Officer and Secretary

January 7, 2004